Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

6.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Active Growth ETF, JPMorgan Active Small Cap Value ETF, JPMorgan Active Value ETF, JPMorgan Equity Focus ETF, JPMorgan Equity Premium Income ETF, JPMorgan Fundamental Data Science Large Core ETF, JPMorgan Fundamental Data Science Large Value ETF, JPMorgan Fundamental Data Science Mid Core ETF, JPMorgan Fundamental Data Science Small Core ETF, JPMorgan Nasdaq Equity Premium Income ETF, JPMorgan Small & Mid Cap Enhanced Equity ETF, JPMorgan U.S. Research Enhanced Large Cap ETF and JPMorgan U.S. Tech Leaders ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Matthew J. Kamburowski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Matthew J. Kamburowski
Matthew J. Kamburowski
President and Principal Executive Officer

March 2, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

7.

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Active Growth ETF, JPMorgan Active Small Cap Value ETF, JPMorgan Active Value ETF, JPMorgan Equity Focus ETF, JPMorgan Equity Premium Income ETF, JPMorgan Fundamental Data Science Large Core ETF, JPMorgan Fundamental Data Science Large Value ETF, JPMorgan Fundamental Data Science Mid Core ETF, JPMorgan Fundamental Data Science Small Core ETF, JPMorgan Nasdaq Equity Premium Income ETF, JPMorgan Small & Mid Cap Enhanced Equity ETF, JPMorgan U.S. Research Enhanced Large Cap ETF and JPMorgan U.S. Tech Leaders ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Timothy J. Clemens, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer

March 2, 2026

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.